UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2011

Towerstream Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2011, Towerstream Corporation (the “Company”) issued a press release announcing results for the three months and year ended December 31, 2010. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Securities and Exchange Commission.

The press release includes EBITDA calculations, which is not a generally accepted accounting principles (“GAAP”) financial measure. It is presented in the press release because the Registrant’s management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Registrant’s management also believes that this information provides the users of the Registrant’s financial statements a valuable insight into its operating results.  EBITDA is calculated as net income (loss) before interest, income taxes, deprecation and amortization. The Company defines adjusted EBITDA as net income (loss) before interest, income taxes, deprecation and amortization expenses, excluding when applicable, stock-based compensation, other non-operating income or expenses, as well as gain or loss on (i) disposal of property and equipment, (ii) derivative instruments, and (iii) business acquisitions. It is important to note, however, that non-GAAP financial measures as presented do not represent cash provided by or used in operating activities and may not be comparable to similarly titled measures reported by other companies. Neither should be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. A reconciliation of adjusted EBITDA, excluding non-recurring expenses, as compared to the most directly comparable GAAP financial measure, net loss, is presented in a reconciliation table in the attached press release.

The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: March 17, 2011	By:	/s/ Joseph Hernon
Joseph Hernon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 17, 2011